ACQUISITION OF GOLD STANDARD VENTURES CORP. (Details) - Aug. 12, 2022 - Gold Standard Ventures Corp.	$ / shares	USD ($) shares
Ifrs Asset Acquisitions [Line Items]
Exchange Ratio		0.001193
Cash consideration per each Gold Standard share | $ / shares	$ 0.0001
Total cash consideration | $		$ 28,000
Number of shares issued as consideration		43,688,556
Number of replacement options issued		1,758,334